                                                                    Exhibit 99.4

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [13], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

FICO & DOCUMENTATION

FICO SCORE                FULL DOC  STATED DOC  LIMITED DOC  ALL DOCS   WAC   AVG PRIN BAL  CURRENT LTV
----------                --------  ----------  -----------  --------  -----  ------------  -----------
(50 increment)
501 TO 550                    1.77%       0.00%        0.00%     1.77% 8.776%   132,452.66        74.69%
551 TO 600                   20.84%       0.54%        0.09%    21.47% 8.688%   127,976.59        82.12%
601 TO 650                   34.46%       2.88%        0.59%    37.93% 7.878%   159,520.37        78.89%
651 TO 700                   15.03%       9.00%        0.39%    24.41% 7.543%   199,119.74        77.54%
701 TO 750                    4.83%       6.07%        0.17%    11.07% 7.268%   232,921.34        78.11%
751 TO 800                    1.42%       1.64%        0.14%     3.20% 7.223%   255,867.39        78.33%
801 TO 850                    0.06%       0.08%        0.00%     0.14% 7.306%   213,771.05        80.38%
TOTAL                        78.40%      20.21%        1.39%   100.00% 7.897%   166,044.18        79.07%

LTV & FICO

                                                                                             AVG          GROSS  LIMITED STATED
CURRENT LTV              501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL   PRIN BAL   WAC  MARGIN   DOC     DOC
-----------              ------- ------- ------- ------- ------- ------- ------- ------  ---------- ----- ------ ------- ------
(10 increment)
0.01 TO 10.00              0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%                      --      --     --
10.01 TO 20.00             0.00%   0.02%   0.00%   0.00%   0.00%   0.00%   0.00%   0.02%  52,088.48 8.680     --      --     --
20.01 TO 30.00             0.03%   0.02%   0.00%   0.02%   0.00%   0.00%   0.00%   0.08%  71,253.18 8.115  8.625      --     --
30.01 TO 40.00             0.09%   0.15%   0.00%   0.00%   0.00%   0.00%   0.00%   0.24% 101,728.32 7.854  6.996      --     --
40.01 TO 50.00             0.06%   0.26%   0.13%   0.15%   0.02%   0.00%   0.00%   0.61% 115,645.10 8.045  7.244    2.97   9.73
50.01 TO 60.00             0.15%   0.35%   0.16%   0.04%   0.00%   0.00%   0.00%   0.70% 137,340.85 8.013  7.462      --   2.27
60.01 TO 70.00             0.04%   0.69%   0.87%   0.29%   0.00%   0.00%   0.00%   1.89% 167,752.85 7.859  6.941      --  12.80
70.01 TO 80.00             0.90%  11.49%  32.10%  22.85%  10.73%   3.13%   0.12%  81.34% 183,633.75 7.659  6.624    1.57  24.03
80.01 TO 90.00             0.41%   4.83%   1.92%   0.49%   0.18%   0.05%   0.00%   7.89% 135,190.05 8.981  7.953    1.14   2.93
90.01 TO 100.00            0.09%   3.66%   2.75%   0.57%   0.14%   0.02%   0.01%   7.24%  95,891.08 9.373  8.307      --   1.55
TOTAL                      1.77%  21.47%  37.93%  24.41%  11.07%   3.20%   0.14% 100.00% 166,044.18 7.897  6.755    1.39  20.21

PRIN BALANCE & FICO

                                                                                         CURRENT        GROSS LIMITED STATED
PRIN BALANCE             501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL    LTV    WAC  MARGIN   DOC     DOC
------------             ------- ------- ------- ------- ------- ------- ------- ------  ------- ----- ------ ------- ------
(50,000 increments)
1 TO 50,000                0.03%   0.18%   0.05%   0.02%   0.01%   0.00%   0.00%   0.29%   72.57 9.005  7.628      --     --
50,001 TO 100,000          0.35%   5.47%   5.16%   1.74%   0.54%   0.16%   0.01%  13.44%   83.57 8.633  7.296    0.67   4.88
100,001 TO 150,000         0.53%   6.18%  10.02%   4.20%   1.29%   0.20%   0.00%  22.42%   79.94 8.114  6.944    0.94   8.79
150,001 TO 200,000         0.44%   3.97%   7.55%   3.34%   1.63%   0.47%   0.00%  17.41%   78.63 7.855  6.789    1.01  13.73
200,001 TO 250,000         0.10%   2.08%   4.02%   3.56%   1.35%   0.50%   0.04%  11.66%   77.00 7.586  6.557    1.26  21.26
250,001 TO 300,000         0.17%   1.10%   3.32%   3.25%   0.98%   0.35%   0.00%   9.17%   77.89 7.700  6.697    1.28  30.32
300,001 TO 350,000         0.15%   0.82%   1.86%   1.92%   0.68%   0.00%   0.00%   5.43%   77.73 7.633  6.624    1.35  27.90
350,001 TO 400,000         0.00%   0.54%   1.11%   1.58%   0.94%   0.08%   0.08%   4.33%   79.03 7.605  6.586    1.95  54.59
400,001 TO 450,000         0.00%   0.28%   1.54%   1.91%   0.73%   0.35%   0.00%   4.81%   77.41 7.466  6.497    1.84  51.54
450,001 TO 500,000         0.00%   0.40%   1.01%   0.81%   0.71%   0.40%   0.00%   3.32%   77.74 7.613  6.619      --  45.61
500,001 TO 550,000         0.00%   0.34%   0.55%   0.66%   0.88%   0.11%   0.00%   2.55%   78.50 7.555  6.624      --  38.74
550,001 TO 600,000         0.00%   0.12%   0.37%   0.25%   0.62%   0.12%   0.00%   1.48%   76.63 7.646  6.671    8.35  33.05
600,001 TO 650,000         0.00%   0.00%   0.80%   0.40%   0.13%   0.13%   0.00%   1.47%   75.64 7.313  6.345    9.19  17.91
650,001 TO 700,000         0.00%   0.00%   0.00%   0.43%   0.00%   0.14%   0.00%   0.57%   76.25 7.468  6.532   25.05  25.64
700,001 TO 750,000         0.00%   0.00%   0.00%   0.15%   0.00%   0.00%   0.00%   0.15%   80.00 6.990  6.250      --     --
750,001 TO 800,000         0.00%   0.00%   0.35%   0.00%   0.00%   0.00%   0.00%   0.35%   77.50 7.500  6.758      --     --
850,001 TO 900,000         0.00%   0.00%   0.00%   0.19%   0.36%   0.00%   0.00%   0.55%   76.55 7.337  6.337      --  33.06
900,001 TO 950,000         0.00%   0.00%   0.00%   0.00%   0.00%   0.20%   0.00%   0.20%   79.98 7.750  6.750      --     --
950,001 TO 1,000,000       0.00%   0.00%   0.21%   0.00%   0.00%   0.00%   0.00%   0.21%   74.95 7.990  6.990      --     --
GREATER THAN 1,000,000     0.00%   0.00%   0.00%   0.00%   0.22%   0.00%   0.00%   0.22%   74.98 6.625  5.625      --     --
TOTAL:                     1.77%  21.47%  37.93%  24.41%  11.07%   3.20%   0.14% 100.00%   79.07 7.897  6.755    1.39  20.21

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY                                                                 CURRENT         GROSS     AVG    LIMITED STATED
TERM               501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL    LTV     WAC  MARGIN  PRIN BAL    DOC     DOC
------------------ ------- ------- ------- ------- ------- ------- ------- ------  ------- ------ ------ ---------- ------- ------
(whatever
   increments)
0                    0.24%   3.63%   6.16%   3.27%   1.21%   0.14%   0.01%  14.67%   80.03 8.3961 7.2566 155,748.19    2.30  21.96
6                    0.00%   0.41%   0.42%   0.12%   0.00%   0.00%   0.00%   0.95%   82.93 8.7004 7.6803  89,556.04      --   5.61
12                   0.13%   1.00%   2.13%   2.44%   1.52%   0.36%   0.00%   7.58%   77.82 7.8795 6.8155 246,469.76    1.35  40.89
24                   0.20%   2.47%   5.76%   4.40%   2.49%   0.87%   0.08%  16.25%   78.17 7.7092 6.7193 189,199.20    1.75  23.74
36                   1.20%  13.97%  23.47%  14.19%   5.84%   1.84%   0.04%  60.54%   79.18 7.8160 6.5643 159,000.35    1.10  16.48
TOTAL                1.77%  21.47%  37.93%  24.41%  11.07%   3.20%   0.14% 100.00%   79.07 7.8969 6.7546 166,044.18    1.39  20.21

MORTG RATES & FICO

                                                                                   CURRENT         GROSS      AVG    LIMITED STATED
MORTG RATES        501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL    LTV     WAC   MARGIN  PRIN BAL    DOC     DOC
-----------        ------- ------- ------- ------- ------- ------- ------- ------  ------- ------ ------- ---------- ------- ------
(50 bps increment)
5.001 TO 5.500       0.00%   0.00%   0.00%   0.00%   0.04%   0.00%   0.00%   0.04%   80.00  5.500  4.5000 166,800.00      --     --
5.501 TO 6.000       0.00%   0.00%   0.02%   0.07%   0.00%   0.00%   0.00%   0.09%   76.29  5.968  4.9678 209,625.00      --     --
6.001 TO 6.500       0.00%   0.02%   0.32%   0.78%   0.98%   0.25%   0.04%   2.39%   76.13  6.416  5.4907 262,462.77    2.11   8.86
6.501 TO 7.000       0.00%   0.22%   3.95%   5.29%   3.09%   1.08%   0.00%  13.63%   76.54  6.880  5.9343 233,560.89    0.63  19.69
7.001 TO 7.500       0.09%   1.08%   8.96%   7.76%   4.31%   1.28%   0.00%  23.48%   76.61  7.333  6.3590 199,075.50    2.96  25.40
7.501 TO 8.000       0.25%   4.21%  12.61%   6.53%   1.98%   0.40%   0.08%  26.06%   76.98  7.819  6.8407 175,213.15    0.59  21.27
8.001 TO 8.500       0.27%   4.72%   5.96%   2.29%   0.38%   0.16%   0.01%  13.78%   78.75  8.315  7.3175 149,384.75    1.16  20.75
8.501 TO 9.000       0.64%   4.98%   3.55%   1.28%   0.15%   0.04%   0.00%  10.63%   83.05  8.808  7.7783 134,382.20    2.02  17.58
9.001 TO 9.500       0.36%   3.07%   1.41%   0.25%   0.02%   0.00%   0.00%   5.11%   87.42  9.306  8.2656 113,693.98    0.52  15.01
9.501 TO 10.000      0.17%   1.96%   0.75%   0.14%   0.10%   0.00%   0.00%   3.12%   93.38  9.799  8.5634 100,035.73      --   7.89
10.001 TO 10.500     0.00%   0.70%   0.33%   0.00%   0.02%   0.00%   0.00%   1.06%   96.92 10.313  8.7096  85,801.24      --   1.98
10.501 TO 11.000     0.00%   0.50%   0.05%   0.00%   0.01%   0.00%   0.00%   0.56%   95.15 10.764  9.3771  82,937.77      --   4.95
11.001 TO 11.500     0.00%   0.02%   0.01%   0.02%   0.00%   0.00%   0.00%   0.05%   99.96 11.330 10.2500  60,510.19      --  31.90
TOTAL:               1.77%  21.47%  37.93%  24.41%  11.07%   3.20%   0.14% 100.00%   79.07  7.897  6.7546 166,044.18    1.39  20.21

MORTG RATES & LTV

                    LTV   LTV                                                             AVG  GROSS    AVG     LIMITED STATED
MORTG RATES        0-10  11-20 21-30 31-40 41-50 51-60 61-70 71-80  81-90 91-100  TOTAL  FICO MARGIN  PRIN BAL    DOC     DOC
-----------        ----  ----- ----- ----- ----- ----- ----- -----  ----- ------ ------  ---- ------ ---------- ------- ------
(50 bps increment)
5.001 TO 5.500     0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.04% 0.00%  0.00%   0.04%  707  4.500 166,800.00      --     --
5.501 TO 6.000     0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.09% 0.00%  0.00%   0.09%  649  4.968 209,625.00      --     --
6.001 TO 6.500     0.00% 0.00% 0.00% 0.02% 0.00% 0.00% 0.00%  2.37% 0.00%  0.00%   2.39%  699  5.491 262,462.77    2.11   8.86
6.501 TO 7.000     0.00% 0.00% 0.00% 0.00% 0.03% 0.05% 0.11% 13.43% 0.00%  0.00%  13.63%  679  5.934 233,560.89    0.63  19.69
7.001 TO 7.500     0.00% 0.00% 0.00% 0.02% 0.16% 0.14% 0.64% 22.34% 0.10%  0.08%  23.48%  664  6.359 199,075.50    2.96  25.40
7.501 TO 8.000     0.00% 0.00% 0.04% 0.12% 0.20% 0.24% 0.59% 23.95% 0.65%  0.27%  26.06%  638  6.841 175,213.15    0.59  21.27
8.001 TO 8.500     0.00% 0.01% 0.02% 0.07% 0.14% 0.15% 0.31% 11.11% 1.30%  0.68%  13.78%  621  7.318 149,384.75    1.16  20.75
8.501 TO 9.000     0.00% 0.01% 0.00% 0.00% 0.04% 0.10% 0.13%  6.08% 2.54%  1.74%  10.63%  607  7.778 134,382.20    2.02  17.58
9.001 TO 9.500     0.00% 0.00% 0.00% 0.00% 0.04% 0.00% 0.11%  1.61% 1.82%  1.53%   5.11%  595  8.266 113,693.98    0.52  15.01
9.501 TO 10.000    0.00% 0.00% 0.01% 0.00% 0.00% 0.02% 0.00%  0.28% 1.11%  1.70%   3.12%  598  8.563 100,035.73      --   7.89
10.001 TO 10.500   0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.02% 0.22%  0.82%   1.06%  595  8.710  85,801.24      --   1.98
10.501 TO 11.000   0.00% 0.00% 0.00% 0.00% 0.02% 0.00% 0.00%  0.00% 0.16%  0.39%   0.56%  587  9.377  82,937.77      --   4.95
11.001 TO 11.500   0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.00% 0.00%  0.05%   0.05%  625 10.250  60,510.19      --  31.90
TOTAL:             0.00% 0.02% 0.08% 0.24% 0.61% 0.70% 1.89% 81.34% 7.89%  7.24% 100.00%  642  6.755 166,044.18    1.39  20.21